Exhibit 10.1

AMENDMENT NO. 3

AMENDMENT NO. 3 dated as of December 18, 2008 among FOSTER WHEELER LLC, FOSTER WHEELER INC., FOSTER WHEELER USA CORPORATION, FOSTER WHEELER NORTH AMERICA CORP., FOSTER WHEELER ENERGY CORPORATION and FOSTER WHEELER INTERNATIONAL CORPORATION (each a “Borrower” and, collectively, the “Borrowers”), FOSTER WHEELER LTD. (“FWL”), FOSTER WHEELER AG (“FWAG”), FOSTER WHEELER HOLDINGS LTD. (“Holdco”), the “Subsidiary Guarantors” referred to on the signature pages hereto (the “Subsidiary Guarantors”) and BNP PARIBAS, in its capacity as Administrative Agent, pursuant to authority granted by the Required Lenders pursuant to Section 11.02(b) of the Credit Agreement referred to below.

The Borrowers, FWL, Holdco, the Subsidiary Guarantors, the lenders party thereto, and BNP Paribas, as Administrative Agent and Issuing Lender, are parties to a Credit Agreement dated as of September 13, 2006 (as amended, modified and supplemented and in effect from time to time, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit (by means of loans and letters of credit) to be made by said lenders to the Borrowers.

The Borrowers, FWL, Holdco and the Subsidiary Guarantors wish to implement a corporate reorganization pursuant to a scheme of arrangement (the “Scheme of Arrangement”) with the effect that the ultimate holding company for the Foster Wheeler group of companies will change from FWL, a company organized under the laws of Bermuda, to FWAG, a recently created company organized under the laws of Switzerland, by operation of transactions more fully described in the preliminary Proxy Statement for the Special Court-Ordered Meeting of Common Shareholders to be held on January 27, 2009 (the “Proxy Statement”) filed by FWL with the United States Securities and Exchange Commission on December 10, 2008.

As set forth in the Proxy Statement the following transactions would take place substantially simultaneously:

(1)                                  all fractional common shares of FWL outstanding immediately prior to the time the Scheme of Arrangement is effected (including any fractional common shares of FWL resulting from the issuance of FWAG common shares to the holder of preferred shares of FWL, as described in the Proxy Statement) would be cancelled and FWL would pay to each holder thereof in cash the value of such fractional shares held by it, as determined by reference to the average of the high and low trading prices of FWL’s common shares on the NASDAQ Global Select Market on the business day immediately preceding the date such transactions are consummated;

(2)                                  all whole common shares of FWL outstanding immediately prior to the time the Scheme of Arrangement is effected would be cancelled (the “Cancelled Shares”);

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(3)                                  FWL, acting on behalf of its shareholders, would issue 1,000 shares of its common stock (which will constitute all of FWL’s capital stock; at such time) to FWAG;

(4)                                  FWAG would increase its share capital and file amended articles of association reflecting such increase in the Swiss Commercial Register;

(5)                                  FWAG would issue such registered shares to the holders of the Cancelled Shares;

(6)                                  pursuant to the terms of the Certificate of Designation governing FWL’s Series B Convertible Preferred Shares (the “Preferred Shares”), concurrently with the issuance of registered shares to the holders of the Cancelled Shares, FWAG will issue to the holders of the Preferred Shares the number of registered shares of FWAG that such holders would have been entitled to receive had they converted their Preferred Shares into common shares of FWL immediately prior to the effectiveness of the Scheme of Arrangement (with FWL paying cash in lieu of any fractional registered shares otherwise issuable); and

(7)                                  pursuant to the terms of the Warrant Agreement governing FWL’s Class A Warrants outstanding on the date of consummation of the Scheme of Arrangement (the “Warrants”), FWAG will execute a supplemental warrant agreement pursuant to which it will assume Foster Wheeler’s obligations under the Warrant Agreement and will agree to issue registered shares of FWAG upon exercise of Warrants in accordance with their terms.

The transactions described in the foregoing paragraphs 1 to 7 above are collectively referred to herein as the “Swissco Transactions”.

The Borrowers, FWL, FWAG, Holdco, the Subsidiary Guarantors and the Administrative Agent (pursuant to authority granted by, and having obtained the consent of, the Required Lenders) wish now to amend the Credit Agreement in certain respects in contemplation of the Swissco Transactions, and accordingly, the parties hereto hereby agree as follows:

Section 1.  Definitions.  Except as otherwise defined in this Amendment No. 3, terms defined in the Credit Agreement are used herein as defined therein.

Section 2.  Amendments.  Subject to the satisfaction of the conditions precedent specified in Section 5 hereof:

2.01.  References Generally.  References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

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2.02.  Recitals Paragraphs.  (a)  The Recital of parties in the Credit Agreement is hereby amended by replacing “FOSTER WHEELER LTD. (the “Parent”)” with “FOSTER WHEELER AG, FOSTER WHEELER LTD.”.

(b)  The Recital paragraph appearing immediately prior to Article I of the Credit Agreement is hereby amended by inserting “FWL” immediately prior to the reference to “the Parent”, therein.

2.03.  Definitions.  (a)  The following defined terms in Section 1.01 of the Credit Agreement are hereby amended as follows:

(i)  Paragraphs (i) and (iii) of the definition of “Change of Control” are amended to read as follows:

“(i)          (A) If neither FWL nor Holdco have been dissolved pursuant to Section 8.04(h), (x) the Parent shall cease to own, directly or indirectly, beneficially or of record, 100% of the economic interests and voting power in the Equity Interests of FWL, (y) FWL shall cease to own, directly or indirectly, beneficially or of record, 100% of the economic interests and voting power in the Equity Interests of Holdco, or (z) Holdco shall cease to own, directly or indirectly, beneficially or of record, 100% of the economic interests and voting power in the Equity Interests of the Company.  (B) If both FWL and Holdco have been dissolved pursuant to Section 8.04(h), the Parent shall cease to own, directly or indirectly, beneficially or of record, 100% of the economic interests and voting power in the Equity Interests of the Company.  (C) If FWL has been dissolved pursuant to Section 8.04(h) but Holdco has not been dissolved pursuant to Section 8.04(h), (x) the Parent shall cease to own, directly or indirectly, beneficially or of record, 100% of the economic interests and voting power in the Equity Interests of Holdco, or (y) Holdco shall cease to own, directly or indirectly, beneficially or of record, 100% of the economic interests and voting power in the Equity Interests of the Company.  (D) If Holdco has been dissolved pursuant to Section 8.04(h) but FWL has not been dissolved pursuant to Section 8.04(h), (x) the Parent shall cease to own, directly or indirectly, beneficially or of record, 100% of the economic interests and voting power in the Equity Interests of FWL, or (y) FWL shall cease to own, directly or indirectly, beneficially or of record, 100% of the economic interests and voting power in the Equity Interests of the Company;”

“(iii)        a majority of the incumbent directors of the Parent is at any time not comprised of Persons who were either (x) directors of FWL on the Effective Date or (y) new directors (such Persons being herein called “New Members”) appointed or nominated for election by one or more Persons who were members of the board of directors of FWL on the Effective Date or who were appointed or nominated by one or more such New Members whether or not they were members on the Effective Date.”

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(ii)  Clause (a) of the definition of “Excluded Assets” is hereby amended to read as follows:

“(a)         Equity Interests (i) in an Immaterial Subsidiary and (ii) in any Subsidiary that is owned by an Obligor that is a Foreign Subsidiary (excluding Equity Interests in Holdco, FWL and the Company and excluding also Equity Interests in FW Hungary Licensing Limited Liability Company or any other Subsidiary to which FW Hungary Licensing Limited Liability Company shall transfer any material portion of its intellectual property assets);

(iii) The definition of “Parent” is hereby amended to read as follows:

“Parent” means Foster Wheeler AG, a company organized under the laws of Switzerland; provided that, for transitional purposes in giving effect to the Third Amendment, it is understood and agreed that references to the “Parent” shall be construed to mean FWL in connection with circumstances or events existing or occurring before the Third Amendment Effective Date.”

(b)  The following new defined terms are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical locations:

“FWAG” means Foster Wheeler AG, a company organized under the laws of Switzerland.

“FWL” means Foster Wheeler Ltd., a company organized under the laws of Bermuda.

“Swissco Transactions” has the meaning assigned to such term in the Recitals to the Third Amendment.

“Third Amendment” means that certain Amendment No. 3 dated as of December 18, 2008 among the Borrowers, FWL, FWAG, Holdco, the Subsidiary Guarantors signatory thereto and the Administrative Agent.

“Third Amendment Effective Date” means the date that the conditions precedent to the effectiveness of the amendments to this Agreement contemplated by the Third Amendment are satisfied or waived by the Administrative Agent.

2.04.        Addition of References to “Foster Wheeler Ltd”.  Each of the references to “the Parent, Holdco” in the following provisions of the Credit Agreement are hereby amended by replacing each such reference with a reference to “the Parent, FWL, Holdco”: clause (a) of the definition of “Guaranteed Obligations” in Section 1.01 of the Credit Agreement; the definition of “Guarantor” in Section 1.01 of the Credit Agreement; Section 8.01(f) of the Credit Agreement and Section 11.07 of the Credit Agreement.

2.05.        Transitional Provisions.  Without limiting the generality of the proviso in the definition of “Parent” as hereby amended, for the purposes of the construction and interpretation of provisions of the Credit Agreement relating to the calculation of financial

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ratios, including, without limitation, the Interest Coverage Ratio and Total Leverage Ratio, and the determination of compliance or non-compliance with covenants relating to financial performance, references to financial information or data of or applicable to “the Parent” shall, unless otherwise explicitly provided for hereunder, (i) for the period ending on the day immediately prior to the Third Amendment Effective Date, be deemed to be, and be treated as, references to financial information or data of or applicable to FWL and (ii) for the period from and after the Third Amendment Effective Date, be deemed to be, and be treated as, references to financial information or data of or applicable to FWAG.

2.06.        Rights of Contribution.  Section 4.08 of the Credit Agreement is hereby amended by adding “, FWL” after “the Parent”.

2.07.        Use of Proceeds.  Section 7.09 of the Credit Agreement is hereby amended by adding the following new sentence at the end thereof: “Notwithstanding anything herein to the contrary, no part of any Loan or Letter of Credit, or in either case proceeds thereof, will be used, whether directly or indirectly, for financing activities in Switzerland or for any other purpose which may give rise to the application of any withholding or similar tax in Switzerland or under Swiss law.”

2.08.        Fundamental Changes.  Section 8.04 of the Credit Agreement is hereby amended by (i) deleting the “and” at the end of clause (f) thereof, (ii) replacing the “.” at the end of clause (g) thereof with “; and” and (iii) adding the following new clause (h) immediately after clause (g) thereof:

“(h)  At any time after the consummation of the Swissco Transactions, FWL and/or Holdco may be dissolved; provided that 100% of the economic interests and voting power in the Equity Interests of Holdco or the Company owned by the Person to be dissolved shall be transferred to FWAG (in the case of a dissolution of FWL or of FWL and Holdco) or FWL (in the case of a dissolution of Holdco) in connection with such dissolution and the Equity Interests of Holdco and the Company shall continue to be pledged to, and subject to a security interest granted in favor of, the Administrative Agent pursuant to the terms of the Loan Documents and thereby constitute part of the Collateral.  In furtherance of the foregoing, the Administrative Agent shall have received such documents as it may reasonably request, in each case in form and substance reasonably satisfactory to it, and such evidence that all actions have been taken as may, in each case, be necessary in the reasonable judgment of the Administrative Agent to create, preserve, perfect or maintain the perfection of or validate such security interests.  Upon the dissolution of FWL pursuant to this Section 8.04(h), all references in this Agreement to “FWL” shall be deemed to have no effect.  Upon the dissolution of Holdco pursuant to this Section 8.04(h), all references in this Agreement to “Holdco” shall be deemed to have no effect.”

2.09.        Investments, Loans, Advances, Guarantees and Acquisitions; Hedge Agreements.  Section 8.05 of the Credit Agreement is hereby amended by (i) deleting the “and” at the end of clause (viii) thereof, (ii) replacing the “(ix)” at the beginning of clause (ix) thereof with “(x)” and (iii) adding the following new clause (ix) immediately after clause (viii) thereof:

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“(ix)         Investments expressly contemplated by the definition of Swissco Transactions;”

2.10.        Restricted Payments.  Section 8.06(c) of the Credit Agreement is hereby amended by (i) deleting the “and” at the end of clause (c) thereof, (ii) replacing the “(d)” at the beginning of clause (d) thereof with “(e)” and (iii) adding the following new clause (d) immediately after clause (c) thereof:

“(d)         FWL may repurchase fractional shares representing an aggregate of up to 3000 common shares of FWL (including any fractional common shares of FWL resulting from the issuance of FWAG common shares to the holders of preferred shares of FWL, as described in the Proxy Statement) for cash in one or more transactions in connection with the consummation of the Swissco Transactions; and”

2.11.        Acquisition of Direct Ownership of Operating Assets.  Section 8.12 of the Credit Agreement is hereby amended to read as follows:

“SECTION 8.12.  Parent, FWL and Holdco.  None of the Parent, FWL or Holdco will acquire directly (as opposed to acquiring indirectly through Subsidiaries) ownership of the operating assets used to conduct any business.”

Section 3.  Consent to Swissco Transactions.  Subject to the satisfaction of the conditions precedent specified in Section 5 hereof, the Administrative Agent (pursuant to authority granted by, and having obtained the consent of, the Required Lenders), hereby consents to the consummation of the Swissco Transactions.

Section 4.  Representations and Warranties.  Each Obligor represents and warrants to the Lenders and the Administrative Agent, as to itself and each of its Subsidiaries, that (a) the representations and warranties set forth in Article V of the Credit Agreement, and in each of the other Loan Documents, are true and correct in all material respects on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct as of such specific date), and as if each reference in said Article V to “this Agreement” included reference to this Amendment No. 3 and (b) no Default has occurred and is continuing.

Section 5.  Conditions Precedent to the Effectiveness of Amendment No. 3.  The amendments set forth in Section 2 hereof and the consent set forth in Section 3 hereof shall become effective as of the date (the “Third Amendment Effective Date”) upon which the following conditions are satisfied or waived by the Administrative Agent:

(a)           Evidence of Filing with Bermuda Registrar of Companies and Consummation of the Swissco Transactions.  The Administrative Agent shall be reasonably satisfied that (i) FWL or its counsel or another representative of FWL has filed the court order sanctioning the “Scheme of Arrangement” contemplated by the

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Proxy Statement with the Bermuda Registrar of Companies and (ii) the Swissco Transactions have been consummated or will be consummated substantially contemporaneously with the effectiveness of this Amendment No. 3.

(b)           Security Documents.  The Administrative Agent shall have received executed counterparts of such amendments to the Security Documents as it may reasonably request in connection with the Swissco Transactions and the amendments contemplated hereby, in each case in form and substance reasonably satisfactory to it, and evidence that all actions as may be necessary in the reasonable judgment of the Administrative Agent to create, preserve, perfect or maintain the perfection of or validate the security interests granted pursuant to the Security Documents, as so amended, have been taken.

(c)           Supporting Documentation.  The Administrative Agent shall have received such corporate documents of the Borrowers, certified by their respective Secretaries or Assistant Secretaries, and such legal opinions from counsel to the Obligors as it shall have reasonably requested, including, without limitation, from New York counsel, Bermuda counsel and Swiss counsel.

(d)           Supplements Relating to Joinder.  The Administrative Agent shall have received supplements to Schedule 5.13 of the Credit Agreement and Annexes 1 through 8 of the Security Agreement in connection with the joinder set forth under Section 7 hereof, in each case reasonably satisfactory to it.

(e)           Other Items.  The Administrative Agent shall have received such other documents relating to this Amendment No. 3 and the transactions contemplated hereby as the Administrative Agent shall have reasonably requested; provided that so long as the forms of all other documents contemplated by paragraphs (a) through (d) above have been finalized at least five Business Days prior to the Third Amendment Effective Date, the Administrative Agent may not request any documents under this paragraph (e) after the date falling three Business Days prior to the Third Amendment Effective Date.

The Administrative Agent shall notify the Company and the Lenders of the date that this Amendment No. 3 becomes effective, and such notice shall be conclusive and binding.

Section 6.  Rescission of Designation as an Immaterial Subsidiary.  With effect from and after the Third Amendment Effective Date, FWL hereby rescinds its prior designation of FWAG as an “Immaterial Subsidiary.”

Section 7.  Joinder.  With effect from and after the Third Amendment Effective Date, FWAG hereby agrees, and the Administrative Agent hereby acknowledges and accepts, that FWAG shall become a “Subsidiary Guarantor” under and for all purposes of the Credit Agreement and the Security Agreement with all the rights and obligations of a Subsidiary Guarantor thereunder (and hereby supplements Schedule 5.13 of the Credit Agreement and Annexes 1 through 8 of the Security Agreement to the extent provided in the supplements

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delivered in accordance with Section 5(d) hereof).  Without limiting the generality of the foregoing, FWAG hereby:

(i)            jointly and severally with the other Subsidiary Guarantors party to the Credit Agreement guarantees to each Lender (and each Affiliate thereof party to any Hedging Agreement or holding any Cash Management Obligations), each Issuing Lender and the Administrative Agent and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of all Guaranteed Obligations in the same manner and to the same extent as is provided in Article IV of the Credit Agreement;

(ii)           pledges and grants to the Administrative Agent, for the benefit of the Secured Parties, the security interests in all right, title and interest of FWAG in all Collateral now owned or hereafter acquired by FWAG and whether now existing or hereafter coming into existence provided for by Section 3 of the Security Agreement as collateral security for the Secured Obligations and agrees that the Annexes thereof shall be supplemented as provided in the supplements delivered in accordance with Section 5(d) hereof);

(iii)          represents and warrants that each of the representations and warranties set forth in Article V of the Credit Agreement and in Section 2 of the Security Agreement that are applicable to FWAG is true and correct both before and after giving effect to this Section 7 as if each reference in said provisions to the Loan Documents included reference to this Agreement (or, if any such representation or warranty is expressly stated to be made as of a specific date, such representation or warranty is true and correct as of such specific date);

(iv)          agrees to execute and deliver to the Administrative Agent such additional Security Documents and related instruments as shall be required under Section 7.10 of the Credit Agreement; and

(v)           submits to the jurisdiction of the courts, and waives jury trial, as provided in Sections 11.13 and 11.14 of the Credit Agreement.

FWAG hereby instructs its counsel to deliver the opinions referred to in Section 7.10(a)(iii) of the Credit Agreement to the Secured Parties.  The terms of this Section 7 may be waived, altered or amended only in accordance with the requirements of Section 6.03 of the Security Agreement applicable to waivers, alterations or amendments thereunder.  Any notice or other communication herein required or permitted to be given shall be given in accordance with the requirements of Section 6.01 of the Security Agreement.

Section 8.  Miscellaneous.  Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect.  This Amendment No. 3 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 3 by signing any such counterpart.  This Amendment No. 3 shall be governed by, and construed in accordance with, the law of the State of New York.

Amendment No. 3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to Credit Agreement to be duly executed and delivered as of the day and year first above written.

BORROWERS

FOSTER WHEELER LLC		FOSTER WHEELER INC

By:	/s/ Franco Baseotto	By:	/s/ Kevin C. Hagan
	Name: Franco Baseotto		Name: Kevin C. Hagan
	Title: Executive Vice President, Chief		Title: Vice President and Treasurer
Financial Officer and Treasurer

FOSTER WHEELER USA		FOSTER WHEELER NORTH
CORPORATION		AMERICA CORP

By:	/s/ Kevin C. Hagan	By:	/s/ Kevin C. Hagan
	Name: Kevin C. Hagan		Name: Kevin C. Hagan
	Title: Treasurer		Title: Treasurer

FOSTER WHEELER ENERGY		FOSTER WHEELER
CORPORATION		INTERNATIONAL CORPORATION

By:	/s/ Kevin C. Hagan	By:	/s/ Kevin C. Hagan
	Name: Kevin C. Hagan		Name: Kevin C. Hagan
	Title: Treasurer		Title: Vice President and Treasurer

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FOSTER WHEELER LTD.

By:	/s/ Franco Baseotto
Name: Franco Baseotto
Title: Executive Vice President, Chief
Financial Officer and Treasurer

FOSTER WHEELER AG

By:	/s/ Franco Baseotto
Name: Franco Baseotto
Title: Director

HOLDCO

FOSTER WHEELER HOLDINGS LTD.

By:	/s/ Lisa Z. Wood
Name: Lisa Z. Wood
Title: Vice President & Controller

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SUBSIDIARY GUARANTORS

FOSTER WHEELER ASIA LIMITED		FOSTER WHEELER CONSTRUCTORS, INC.

By:	/s/ Kevin C. Hagan	By:		/s/ Kevin C. Hagan
	Name: Kevin C. Hagan			Name: Kevin C. Hagan
	Title: Vice President & Treasurer			Title: Treasurer

FOSTER WHEELER DEVELOPMENT CORPORATION		FOSTER WHEELER ENERGY MANUFACTURING, INC.

By:	/s/ Kevin C. Hagan	By:		/s/ Kevin C. Hagan
	Name: Kevin C. Hagan			Name: Kevin C. Hagan
	Title: Treasurer			Title: Treasurer

FOSTER WHEELER ENERGY SERVICES, INC.		FOSTER WHEELER ENVIRONMENTAL CORPORATION

By:	/s/ Kevin C. Hagan	By:		/s/ Kevin C. Hagan
	Name: Kevin C. Hagan			Name: Kevin C. Hagan
	Title: Treasurer			Title: Treasurer

		By:		/s/ Stephen DiLauri
			Name:	Stephen DiLauri
Senior Vice President & Controller

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FOSTER WHEELER FACILITIES MANAGEMENT, INC.		FOSTER WHEELER INTERCONTINENTAL CORPORATION

By:	/s/ Kevin C. Hagan	By:	/s/ Kevin C. Hagan
	Name: Kevin C. Hagan		Name: Kevin C. Hagan
	Title: Treasurer		Title: Treasurer

FOSTER WHEELER INTERNATIONAL HOLDINGS, INC.		FOSTER WHEELER POWER SYSTEMS, INC.

By:	/s/ Kevin C. Hagan	By:	/s/ Kevin C. Hagan
	Name: Kevin C. Hagan		Name: Kevin C. Hagan
	Title: Vice President & Treasurer		Title: Treasurer

FOSTER WHEELER PYROPOWER, INC.		FOSTER WHEELER REAL ESTATE DEVELOPMENT CORP.

By:	/s/ Kevin C. Hagan	By:	/s/ Kevin C. Hagan
	Name: Kevin C. Hagan		Name: Kevin C. Hagan
	Title: Treasurer		Title: President & Treasurer

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FOSTER WHEELER REALTY SERVICES, INC.		FOSTER WHEELER VIRGIN ISLANDS, INC.

By:	/s/ Kevin C. Hagan	By:	/s/ Kevin C. Hagan
	Name: Kevin C. Hagan		Name: Kevin C. Hagan
	Title: President & Treasurer		Title: Treasurer

FOSTER WHEELER ZACK, INC.		PROCESS CONSULTANTS, INC.

By:	/s/ Kevin C. Hagan	By:	/s/ Kevin C. Hagan
	Name: Kevin C. Hagan		Name: Kevin C. Hagan
	Title: Treasurer		Title: Treasurer

PYROPOWER OPERATING SERVICES COMPANY, INC.

By:	/s/ Kevin C. Hagan
Name: Kevin C. Hagan
Title: Treasurer

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FW EUROPEAN E&C LTD.		FW MANAGEMENT OPERATIONS, LTD.

By:	/s/ Rakesh Jindal	By:	/s/ Lisa Z. Wood
	Name: Rakesh Jindal		Name: Lisa Z. Wood
	Title: Vice President of Tax		Title: President, Controller & Treasurer

PERRYVILLE SERVICE COMPANY LTD.		CONTINENTAL FINANCE COMPANY LTD.
By:	/s/ Lisa Z. Wood
Name: Lisa Z. Wood
	Title: President & Controller	By:	/s/ Lisa Z. Wood
Name: Lisa Z. Wood
Title: President & Controller

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FOSTER WHEELER POWER COMPANY LTD. LA SOCIETE D’ENERGIE FOSTER WHEELER LTEE

By:	/s/ Kevin C. Hagan
Name: Kevin C. Hagan
Title: Treasurer

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FOSTER WHEELER CANADA LTD.

By:	/s/ Bruce T. Young
Name: Bruce T. Young
Title: President & Chief Operating Officer

By:	/s/ Ronald R. Thau
Name: Ronald R. Thau
Title: Assistant Treasurer

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FOSTER WHEELER EUROPE

By:	/s/ Franco Baseotto
Name: Franco Baseotto
Title: Director

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FW HUNGARY LICENSING LIMITED LIABILITY COMPANY

By:	/s/ Rakesh K. Jindal
Name: Rakesh K. Jindal
Title: Managing Director

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FINANCIAL SERVICES S.À R.L.

By:	/s/ Rakesh K. Jindal
Name: Rakesh K. Jindal
Title: Manager

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FOSTER WHEELER (MALAYSIA) SDN. BHD.

By:	/s/ K.E. Batchelor
Name: K.E. Batchelor
Title: Director

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FOSTER WHEELER CONTINENTAL B.V.

By:	/s/ Rakesh K. Jindal
	Name:	Rakesh K. Jindal
	Title:	Director

FW NETHERLANDS C.V.

By:	/s/ Franco Baseotto
	Name:	Franco Baseotto
	Title:	Executive Vice President,
Chief Financial Officer and
Treasurer of Foster Wheeler LLC, the General Partner

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F.W.- GESTAO E SERVIÇOS, S.A.

By:	/s/ Rakesh K. Jindal
	Name:	Rakesh K. Jindal
	Title	Director

By:	/s/ Lisa Z. Wood
	Name:	Lisa Z. Wood
	Title:	Director

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FOSTER WHEELER ASIA PACIFIC PTE. LTD.

By:	/s/ Franco Anselmi
	Name:	Franco Anselmi
	Title:	Managing Director

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P.E. CONSULTANTS, INC.

By:	/s/ Rakesh K. Jindal
	Name:	Rakesh K. Jindal
	Title:	Director

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MANOPS LIMITED

By:	/s/ L. Dupagne
Name: L. Dupagne
Title: Director

By:	/s/ F. Bird
Name: F. Bird
Title: Director

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FOSTER WHEELER CARIBE
CORPORATION, C.A.

By:	/s/ Bruce T. Young
	Name:	Bruce T. Young
	Title:	Director

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FW OVERSEAS OPERATIONS LIMITED

By:	/s/ Lisa Z. Wood
	Name:	Lisa Z. Wood
	Title:	Director

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FOSTER WHEELER (GIBRALTAR) HOLDINGS LIMITED

By:	/s/ Rakesh K. Jindal
	Name:	Rakesh K. Jindal
	Title:	Director

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FW FINANCIAL HOLDINGS GmbH

By:	/s/ Rakesh K. Jindal
	Name:	Rakesh K. Jindal
	Title:	Director

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BIOKINETICS, INC.

By:	/s/ William Brydges
Name: William Brydges
Title: President

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ADMINISTRATIVE AGENT

BNP PARIBAS, as
Administrative Agent

By:	/s/ Jamie Dillon
Name: Jamie Dillon
Title: Managing Director

By:	/s/ Joseph Mack
Name: Joseph Mack
Title: Vice President

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